UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 19, 2004

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                               LECROY CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                      0-26634                   13-2507777
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(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)

        700 Chestnut Ridge Road
       Chestnut Ridge, New York                                10977
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: 845-425-2000

                                      None
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 19, 2004, the Board of Directors of LeCroy Corporation (the "Company") approved amendments to the LeCroy Corporation (CATC) 2000 Stock Option/Stock Issuance Plan, LeCroy Corporation (CATC) Special 2000 Stock Option Plan, LeCroy Corporation (CATC) 2000 Stock Incentive Plan and LeCroy Corporation
(CATC) 1994 Stock Option Plan (collectively, the "LeCroy (CATC) Plans"), which reduced the maximum number of shares of Company common stock that may be issued generally to employees, directors and consultants of the Company over the duration of such plans. These plans were assumed by LeCroy in connection with its acquisition of Computer Access Technology Corporation on October 29, 2004. These amendments are effective as of October 29, 2004.

On November 19, 2004, the Board of Directors of the Company also approved a reduction in the number of shares of its common stock reserved for issuance pursuant to awards granted or to be granted under the LeCroy (CATC) Plans. The reduced number of shares reserved under each such plan is as follows:

LeCroy Corporation (CATC) 2000 Stock Option/Stock Issuance Plan:            0

LeCroy Corporation (CATC) Special 2000 Stock Option Plan:                 278

LeCroy Corporation (CATC) 2000 Stock Incentive Plan:                  782,950

LeCroy Corporation (CATC) 1994 Stock Option Plan:                      96,056


The description contained in this Item 1.01 of the terms and conditions of the amendments to the LeCroy (CATC) Plans is qualified in its entirety by reference to the full text of such amendments, copies of which are attached to this Report as Exhibits 10.1 through 10.4, inclusive.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On November 19, 2004, the Board of Directors of the Company also approved the termination of the LeCroy Corporation (CATC) Stock Option/Stock Issuance Plan, effective as of November 19, 2004, inasmuch as there remain no outstanding awards under such plan, nor any authorized shares for the issuance of further awards under such plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

Exhibit No.                          Description
----------                           ------------
10.1 Amendment to LeCroy Corporation (CATC) 2000 Stock Option/Stock Issuance Plan, effective October 29, 2004.

10.2 Amendment to LeCroy Corporation (CATC) Special 2000 Stock Option Plan, effective October 29, 2004.

10.3 Amendment to LeCroy Corporation (CATC) 2000 Stock Incentive Plan, effective October 29, 2004.

10.4 Amendment to LeCroy Corporation (CATC) 1994 Stock Option Plan, effective October 29, 2004.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LeCROY CORPORATION

 DATED: NOVEMBER 19, 2004          By:    /s/ Scott D. Kantor
                                         -----------------------------------
                                         Scott D. Kantor
                                         Vice President-Finance, Chief Financial
                                         Officer, Secretary and Treasurer

                                  EXHIBIT INDEX

EXHIBIT NO.                           DESCRIPTION
-----------     ----------------------------------------------------------------

10.1 Amendment to LeCroy Corporation (CATC) 2000 Stock Option/Stock Issuance Plan, effective October 29, 2004.

10.2 Amendment to LeCroy Corporation (CATC) Special 2000 Stock Option Plan, effective October 29, 2004.

10.3 Amendment to LeCroy Corporation (CATC) 2000 Stock Incentive Plan, effective October 29, 2004.

10.4 Amendment to LeCroy Corporation (CATC) 1994 Stock Option Plan, effective October 29, 2004.